THE BERWYN FUNDS

BERWYN FUND SERIES

BERWYN INCOME FUND SERIES

BERWYN CORNERSTONE FUND SERIES

2002

ANNUAL REPORT

Shareholders Services                                                                                                no load

c/o PFPC Inc.                                                                                                     mutual funds

P.O. Box 9815

Providence, RI  02940-9840                                                                           (800) 992-6757

THE BERWYN FUNDS

2002 ANNUAL REPORT

TABLE OF CONTENTS

President's Letter                                                                                                                                               1

Berwyn Fund Portfolio Manager's Letter                                                                                                      2

Average Annual Total Returns and Growth of a $10,000 Investment                                                      3

Berwyn Income Fund Portfolio Manager's Letter                                                                                        4

Average Annual Total Returns and Growth of a $10,000 Investment                                                     5,6

Berwyn Cornerstone Fund Portfolio Manager's Letter                                                                               7

Total Return Since Inception and Growth of a $10,000 Investment                                                          8

Report of Independent Accountants                                                                                                             9

Statements of Assets and Liabilities                                                                                                             10

Statements of Operations                                                                                                                                11

Statements of Changes In Net Assets                                                                                                          12

Financial Highlights - Berwyn Fund                                                                                                             14

Financial Highlights - Berwyn Income Fund                                                                                               15

Financial Highlights - Berwyn Cornerstone Fund                                                                                      16

Statement of Investments - Berwyn Fund                                                                                                    17

Statement of Investments - Berwyn Income Fund;                                                                                     20

Statement of Investments - Berwyn Cornerstone Fund                                                                              25

Notes to Financial Statements                                                                                                                         26

Trustees                                                                                                                                                              29

THE BERWYN FUNDS

2002 Annual Report

THE BERWYN FUNDS

Letter from the President

January 21, 2003

Dear Shareholder:

The Berwyn Funds expanded its family in May of this past year with the offering of Berwyn Cornerstone Fund (BCF). BCF, a mid-cap value fund, complements Berwyn Fund (BF), a smaller-cap value fund and Berwyn Income Fund (BIF), which is designed to create a reliable stream of income while attempting to preserve capital in real terms.

Each of the funds did very well last year. The details of their performances are depicted in the pages which follow. BIF had an extraordinary performance in 2002, returning 9.38 percent on a total return basis. It was ranked number one in total return in the Income Funds classification by Lipper, Inc. for the second consecutive year. We are extremely proud, but not content, with that achievement. BF's total return declined 6.88 percent for the year, which compared favorably to the major indices as well as to its peer group. Lastly, BCF declined a modest 1.10 percent from inception, despite the fact that it was introduced only a few weeks prior to a major drop in the equity markets.

For most investors, 2002 was disappointing. Corporate earnings and companies' stock prices were assaulted by a sputtering economy, overcapacity in many industries and the discovery of financial chicanery not only in the electric utility industry, but at several prominent firms in other industries as well. Historically low interest rates and a bold consumer kept the economy from a disastrous performance.

As we enter 2003, low interest rates should continue to be a positive factor, particularly for the housing and automobile manufacturing industries. However, rising energy prices are becoming an increasing burden to an already beleaguered consumer as a cold winter, coupled with reduced oil imports from Venezuela, are distorting the traditional supply/demand relationship for this commodity. Given these mixed fundamentals, we do not foresee a dramatic change in the sluggish economy which has persisted for the past two years. Corporations may have to focus more on expense containment and overseas expansion, rather than domestic growth, in order to achieve their earnings goals for 2003.

In light of these considerations, The Berwyn Funds continue to take a cautious investment approach. We believe that the major stock indices are in a long-term bear market and, until price to earnings valuations return to historical norms, investors must pay particular attention to value. In addition, a weakening dollar alerts us to the possibility of rising inflation and lower bond prices. We nevertheless believe that there will be significant investment opportunities available for those who work hard to understand the changes taking place in our economy and financial markets as 2003 unfolds. Our intention is to capitalize on those opportunities.

Although we cannot promise that our efforts will result in higher prices for our Funds, we are dedicated to maintaining our investment discipline. As we reflect upon the past several years, we have benefited from adhering to a sensible, value oriented, investment strategy which has enabled us to avoid the pitfall of buying overvalued blue chip, high technology and Internet stocks. As a shareholder, you can depend upon the commitment of The Berwyn Funds to manage your money with care.

Sincerely yours,

Robert E. Killen
President

THE BERWYN FUNDS

2002 Annual Report

BERWYN FUND

a series of THE BERWYN FUNDS

January 21, 2003

Dear Berwyn Fund Shareholder:

Berwyn Fund's ("BF") net asset value declined from $20.07 to $17.23 for the year 2002. The decline was due to a modest drop in the prices of our stock holdings plus the payout of a $1.455 per share dividend. As shown in the accompanying financial statements, the majority of the dividend was in the form of a long-term capital gain which is beneficial to our shareholders with taxable accounts.

On a total return basis, the BF declined 6.88 percent in 2002, which compared very favorably with the performances of the major stock indices. For example, the Dow Jones Industrial Average, S&P 500 Index and NASDAQ Composite Index fell 15.01 percent, 22.09 percent and 31.53 percent, respectively. The most widely followed index of smaller capitalization stocks, the Russell 2000 Index, fell 20.48 percent in 2002.

Although we are disappointed in our inability to achieve a positive return last year, we were able to avoid a major setback. Our focus on building a diversified portfolio of good businesses, with proven management teams, which are selling at attractive valuations served us well, in our opinion.

It is our belief that the major stock indices remain in a secular bear market. However, significant opportunities exist in the broader market. Our ability to capitalize on these trends will depend, in part, upon our interpretation of a number of major economic and financial trends which may be emerging. A global economy in which our domestic currency is weakening, production capacity overwhelms demand, energy prices are rising and armed conflict is a distinct possibility, will test our experience and methodologies.

BF's portfolio, while diversified, has significant exposure to companies which could benefit from higher energy prices, commodity inflation and greater demand for domestically manufactured goods due to a weakening dollar. Our high technology and consumer retail exposure is limited as we have attempted to invest only in those companies which have strong market positions, solid balance sheets and reasonable valuations within these categories. Low interest rates, a housing boom which may have persisted beyond the limits of reason, and a weakening dollar have made us a very cautious buyer of financial companies.

Last year's results were helped by two of our companies being acquired. Chemfirst was bought out by DuPont and rose 36 percent, while Dole Foods accepted an offer from its Chairman, David Murdock, and rose 24 percent. Adtran, Ducommun, Drew Industries, Healthcare REIT and Printronix also contributed positively. The portfolio's worst performers were Callon Petroleum, Carpenter Technology, Conseco, FPIC, Quidel and Theragenics. Conseco has been sold and we have reduced our holdings in Theragenics. The remaining worst performers are being carefully monitored.

At year-end there were 40 stocks in the portfolio as compared to 45 a year ago. Net assets in the Fund declined from $44.0 million to $33.4 million in the same time period, but remained above the $26.9 million level at the end of 2000. The chart on the preceding page illustrates the percentages of BF's assets allocated to different industry sectors. The weighted average market capitalization of stocks in the portfolio was $519 million at year-end. Wisconsin Energy Corp. (WEC) had the largest market capitalization, $2.91 billion, and Data I/O Corp. (DAIO) the smallest, $7.07 million. In order to ensure ample buying and selling liquidity in the portfolio, new investment candidates must have a market capitalization greater than $125 million.

The graph below compares BF's performance with that of the Russell 2000 Index for the past 10 years. As stated earlier, the Index is a widely known and accepted indicator of small capitalization stock performance. From the beginning of 1993 until the end of 1997, results of BF correlated closely with the Index and then diverged when the Index experienced a superior performance. Since the end of 1999, however, BF has outperformed the Index and the performance results for the 10 year period are, again, nearly equal with BF slightly ahead. In our opinion, the divergence between the Index and BF was caused by the extreme speculation, particularly in the high technology area, during the late 1990's. BF chose not to participate in that investment mania, but instead maintained its focus on undervalued stocks. Of course, our long-term objective is not to match, but to surpass the results of the Index.

Your management team thanks you for your continued confidence and is committed to bringing you superior long-term results.

Very truly yours,

Robert E. Killen                                      Lee S. Grout
President                                                 Co-Manager

Note: Returns for BF are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment
30,000
25,000
20,000
15,000
10,000
5,000
Dec. 92
Dec. 93
Dec. 94
Dec. 95
Dec. 96
Dec. 97
Dec. 98
Dec. 99
Dec. 00
Dec. 01
Dec. 02
$20,804
$19,959
Russell 2000
Berwyn Fund

THE BERWYN FUNDS

2002 Annual Report

BERWYN INCOME FUND

a series of The Berwyn Funds

January 21, 2003

Dear Berwyn Income Fund Shareholder:

The 2003 total return to shareholders of the Berwyn Income Fund ("BIF") was 9.38%. The net asset value per share increased from $10.32 on December 31, 2001 to $10.64 on December 31, 2002. Quarterly dividends totaling $0.63 were paid to shareholders during 2002 from net investment income. This compares to the prior year's dividends of $0.78. The lower dividend total reflects the decline in the level of interest rates and also the greater emphasis placed on higher quality corporate bonds. Consistent with its objective to generate an attractive level of income while preserving capital, over two-thirds of BIF's portfolio was invested in corporate bonds with the remainder in preferred and dividend-paying common stocks at the end of the year. The chart at the bottom of this page shows BIF's year end sector breakdown.

Total returns for the quarter and year ending December 31st are given below for BIF versus its reference indices:
	Quarter Ending 12/31/02	Year Ending 12/31/02
BIF	2.96%	9.38%
SBBIG	1.60%	10.09%
SBHYC	8.53%	(4.80)%
LIFI	3.94%	(4.11)%

Salomon Brothers Broad Investment-Grade Bond Index (SBBIG), Salomon Brothers High Yield Composite Index (SBHYC) and Lipper Income Fund Index (LIFI).

BIF performed well during an extremely unsettled period in the financial markets, but slightly underperformed the return of the SBBIG, which is dominated by the most credit-worthy securities, US Treasury and Agency bonds. Both high yield corporate bonds, as represented by the SBHYC, and the LIFI, our only reference index with an equity component, turned in negative total returns for the year.

During 2002, the most conservative strategy worked best in the fixed income market. US Treasury, Agency and high-quality corporate bonds rallied as investors sought protection from the turmoil in the equity and corporate credit markets. The financial collapse of Enron and the bankruptcy of Worldcom are hallmarks of this tumultuous period. During the past year, BIF continued to place greater emphasis on higher quality corporate bonds and benefited from the increased demand for this asset class. At the present time, BIF does not hold any U.S. Treasury bonds.

BIF maintained significant exposure to high yield corporate bonds during the year, but managed to avoid most of the serious losses in the telecommunications, cable and utility sectors. BIF's high yield portfolio was not totally immune, however, as it suffered losses in airlines and certain companies coping with asbestos litigation.

The common stock portion of BIF's portfolio, consisting primarily of small and medium capitalization companies selling at low P/E ratios, contributed to the positive total return. BIF's strong common stock representation in high dividend-paying real estate investment trusts and electric and gas utilities proved beneficial as investors were attracted to the high yields and relative stability of these two market sectors. Holdings in the utility sector were expanded with the common stock purchases of Sempra Inc., Atmos Energy and Hawaiian Electric.

During 2002, total holdings in the distressed telecommunications sector increased to 8.9% on 12/31/02 from 1.7% at the beginning of the year. Positions were established with the purchase of Verizon, Sprint, and AT&T corporate bonds and Telephone and Data Systems preferred stock. Additional significant bond purchases included CIT Group Holdings, Southwest Airlines and Hasbro Inc. The credit quality of the bond portion of BIF's portfolio at year end was as follows: investment grade, 84.16 percent; rated less than investment grade, 13.31 percent; and , unrated, 2.53 percent. The weighted average maturity of the bonds was 7.50 years and the duration was 4.90 years.

Looking ahead, the corporate bond market continues to offer opportunities for value investors seeking income. Even after the year-end rally, credit yield spreads remain historically wide. As the economy recovers, there is the potential for spreads to narrow further. In addition, companies with improving fundamentals can anticipate rating upgrades, leading to higher prices. High yielding bonds of distressed companies, particularly in the technology and utility sectors, that over-extended themselves in the speculative days of the late nineties may prove interesting as the year unfolds.

Dividend paying stocks are another alternative. More companies are likely to pay, or raise, their dividends if the current double taxation is abolished, as has been proposed in the President's economic stimulus package. In industries where over-capacity exists, it may make more sense for management to return cash directly to the shareholders rather than invest in new equipment or acquisitions.

Although BIF enjoyed an excellent year in 2002, this is not a time for complacency. Your management is mindful of global financial and political issues and the risks that they present to the direction of long-term, domestic interest rates. Our environment has been characterized by disinflation, but we must now be concerned about the tension between worldwide deflationary forces and recent policies advanced by the Federal Government to stimulate, and possibly reflate, our economy.

Thank you for your support and confidence in BIF's future.

Very truly yours,

Edward A. Killen                                     Robert E. Killen
Portfolio Manager                                   President

Note: Returns for BIF are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment
25,000
20,000
15,000
10,000
5,000
$23,025
$20,665
$17,663
Berwyn Income Fund
Salomon Brothers Broad Investment Grade Bond Index
Salomon Brothers High Yield Composite Index
Dec. 92
Dec. 93
Dec. 94
Dec. 95
Dec. 96
Dec. 97
Dec. 98
Dec. 99
Dec. 00
Dec. 01
Dec. 02

Growth of a $10,000 Investment

25,000
20,000
15,000
10,000
5,000
Dec. 92
Dec. 93
Dec. 94
Dec. 95
Dec. 96
Dec. 97
Dec. 98
Dec. 99
Dec. 00
Dec. 01
Dec. 02
23,025
22,192
Berwyn Income Fund
Lipper Income Fund Index

THE BERWYN FUNDS

2002 Annual Report

BERWYN CORNERSTONE FUND

a series of The Berwyn Funds

January 21, 2003

Dear Berwyn Cornerstone Fund Shareholder:

Discipline on price and valuation allowed Berwyn Cornerstone Fund (BCF) to perform relatively well in 2002, with a total return of negative 1.10 percent from the inception date of May 1st through December 31st, as compared to the S&P Midcap 400 Index, which had a total return of negative 19.52 percent, and the S&P Midcap 400 Value Index, which had a total return of negative 19.45 percent for the same period.

During the first seven months of BCF's existence, its management team has worked to develop and execute an investment strategy that will provide long-term, sustainable success for our shareholders. In our opinion, the key to such success is a value-oriented investment approach which enables us to identify well run, profitable companies and to purchase those companies at attractive prices. Since inception on May 1, 2002, we have been working toward fully investing the net assets of the fund with this approach in mind. Adhering to our value oriented investment discipline has made for a relatively slow and cautious implementation period.

The environment in 2002 was dominated by accounting and management scandals, low corporate earnings and concern about war in Iraq. We believe that this environment is, nevertheless, creating long-term investment opportunities that will be advantageous to our management style. We will, however, be very disciplined regarding the price we are willing to pay for such companies. It is important to look past short-term results and buy well run businesses only when their prices in the marketplace are reasonable. More and more stocks are falling into this "un-loved" category as people's concerns about the issues cited above are heightened. It is with that in mind that your management team continues to build a backlog of stocks that we will purchase in the fund once their valuations approach levels we believe to be attractive.

There are several characteristics that are common to the companies we own and the companies we are considering for purchase. They exhibit a strong financial position as characterized by a good balance sheet and solid cash flow, have sound management with appropriate strategies to meet any environment with which they are confronted and are in an industry with sufficient potential to allow the company to succeed. These characteristics can be found in different companies and in different industries. Some of the stocks that met the above criteria and were purchased in the fund include Unisys (UIS), a provider of computer network equipment and services, FPL Group (FPL), which manages a regulated utility business in the state of

Florida as well as unregulated businesses, and Pan American Beverages (PB), which is a bottler and distributor of Coca-Cola and other beverage products in South and Central America. Pan American Beverage was the recipient of a take over offer late last year providing a sizable profit to BCF, while FPL is at a break-even status and Unisys a slight loss. The unifying characteristic is that, in our opinion, the management teams have put in place workable strategies for these companies to succeed over the long term. We have been able to purchase these stocks at levels which, in our opinion, are attractive.

We look forward to a successful 2003 as our experience and methodologies continue to add value to our newest fund's performance. The current weakness in the marketplace is providing an opportunity for your management to accelerate the establishment of its investment positions. We are cautiously optimistic about the stock market's immediate prospects.

Thank you for your support during BCF's first year.

Sincerely yours,

Lee S. Grout, CFA                                Robert E. Killen
Co-Manager                                          Co-Manager

Note:  Returns for BCF are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BCF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment
Berwyn Cornerstone Fund
Standard & Poor's Mid-Cap 400 Index
11,000
10,000
9,000
8,000
7,000
$9,890
$8,048
April
May
June
July
August
September
October
November
December

PricewaterhouseCoopers
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

To the Trustees and

Shareholders of The Berwyn Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (portfolios constituting The Berwyn Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 26, 2003

THE BERWYN FUNDS - STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

		BERWYN	BERWYN
	BERWYN	INCOME	CORNERSTONE
	FUND	FUND	FUND
Assets:
Investments in Securities, at Market Value	$33,592,135	$78,028,608	$171,984
(Cost $28,392,662, $75,216,976 and $161,195 for Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund,
respectively) (Note 2)
Cash	-	-	374,972
Receivables:
Dividends	42,304	100,017	69
Fund Shares Sold	9,474	440,738	4,675
Interest	1,597	968,707	-
Investment Securities Sold	85,467	71,226	-
Due From Advisor	-	-	7,001
Total Assets	33,730,977	79,609,296	558,701

Liabilities:
Accrued Expenses	7,175	7,181	1,600
Payables:
Investment Advisory Fee	27,763	32,329	5,401
Fund Shares Redeemed	1,416,936	114,703	-
Investment Securities Purchased	-	309,534	11,636
Total Liabilities	1,451,874	463,747	18,637

Net Assets:	$32,279,103	$79,145,549	$540,064

Outstanding Shares of Common Stock,	1,873,294	7,441,879	54,616
$1.00 Par Value (Authorized 20,000,000 Shares)
Net Asset Value and Offering Price Per Share	$17.23	$10.64	$9.89

Minimum Redemption Price Per Share (Note 1)	$17.06	$10.53	$9.79

On December 31, 2002 Net Assets consisted of the following:

Common Stock, Par Value $1.00	$1,873,294	$7,441,879	$54,616
Paid-in Capital	25,234,743	83,788,524	476,003
Undistributed (Overdistributed) Net Investment Income	(11,357)	176,657	-
Accumulated Net Realized Gain (Loss)	-	(15,073,143)	(1,344)
Overdistributed Net Realized Gain	(17,050)	-	-
Net Unrealized Appreciation of Investment Securities	5,199,473	2,811,632	10,789
	$32,279,103	$79,145,549	$540,064

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - STATEMENTS OF OPERATIONS

		BERWYN	BERWYN
	BERWYN	INCOME	CORNERSTONE
	FUND	FUND	FUND
	YEAR ENDED	YEAR ENDED	05/01/02* THROUGH
	12/31/02	12/31/02	12/31/02
Investment Income:
Dividends	$567,258	$1,075,150	$381
Interest	58,515	3,051,995	915
Other Income	1,235	1,147	-

Total Investment Income	627,008	4,128,292	1,296

Expenses:
Investment Advisory Fee (Note 3)	408,124	297,658	21,883
Transfer Agent Fees	34,981	33,671	9,200
Custodian Fees	8,155	10,503	5,158
Professional Fees	17,245	17,835	4,259
Trustees' Fees	3,200	3,200	1,600
Registration Fees	17,255	18,316	18,534
Printing Costs	12,224	15,040	1,584
Office Expense	16,332	21,366	1,585
Interest Expense	1,170	-	-
Insurance	6,105	9,982	-
Total Expenses Before Reimbursement by Advisor	524,791	427,571	63,803
Less Expenses Waived and/or Paid by Advisor (Note 3)	-	-	(61,161)

Net Expenses	524,791	427,571	2,642

Net Investment Income (Loss)	102,217	3,700,721	(1,346)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Sales of Investment Securities	2,497,252	1,456,238	(1,344)

Net Change in Net Unrealized Appreciation (Depreciation)	(6,139,749)	322,599	10,789
on Investment Securities

Net Realized and Unrealized Gain (Loss) on Investments	(3,642,497)	1,778,837	9,445

Net Increase (Decrease) in Net Assets Resulting
from Operations:	$(3,540,280)	$5,479,558	$8,099

* Inception

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN		BERWYN		BERWYN
	FUND		INCOME FUND		CORNERSTONE FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	05/01/02* THROUGH 12/31/02
	12/31/02	12/31/01	12/31/02	12/31/01
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income (Loss)	$102,217	$497,174	$3,700,721	$3,874,056	$(1,346)
Net Realized Gain (Loss) from Sales of
Investment Securities	2,497,252	2,078,143	1,456,238	(6,636,207)	(1,344)
Change in Net Unrealized Appreciation (Depreciation)
on Investment Securities	(6,139,749)	6,120,727	322,599	8,701,904	10,789

Net Increase (Decrease) in Net Assets Resulting
from Operations	(3,540,280)	8,696,044	5,479,558	5,939,753	8,099

Distributions to Shareholders:
From Net Investment Income	(114,361)	(496,387)	(3,706,605)	(3,928,145)	-
From Realized Gain from Sales of Investments	(2,510,181)	(2,033,720)	-	-	-
Net Decrease in Net Assets Resulting from Distributions	(2,624,542)	(2,530,107)	(3,706,605)	(3,928,145)	-

Capital Share Transactions (1):
Net Proceeds from Sales of Shares	27,126,003	30,630,548	38,807,964	39,973,545	751,004
Cost of Shares Redeemed	(35,228,449)	(22,220,630)	(12,958,230)	(38,728,284)	(219,039)
Distributions Reinvested	2,586,152	2,437,039	3,181,772	3,074,703	-
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	(5,516,294)	10,846,957	29,031,506	4,319,964	531,965

Total Increase (Decrease) in Net Assets	(11,681,116)	17,012,894	30,804,459	6,331,572	540,064

Net Assets:
Beginning of Period	43,960,219	26,947,325	48,341,090	42,009,518	-

End of Period	$32,279,103	$43,960,219	$79,145,549	$48,341,090	$540,064

(1) Capital Shares Issued and Redeemed:
Shares Sold	1,262,938	1,555,100	3,683,407	3,897,340	77,626
Shares Redeemed	(1,730,017)	(1,120,037)	(1,228,290)	(3,818,713)	(23,010)
Distributions Reinvested	150,533	123,582	300,946	302,435	-
	(316,546)	558,645	2,756,063	381,062	54,616

* Inception

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	BERWYN FUND
	YEAR ENDED
	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net Asset Value, Beginning of Period	$20.07	$16.52	$16.18	$16.96	$22.01

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.05	0.30	(0.06)	(0.08)	(0.09)
Net Realized and Unrealized Gains (Losses)
on Securities	(1.43)	4.46	0.40	(0.70)	(4.11)

Total Income (Loss) from Investment Operations	(1.38)	4.76	0.34	(0.78)	(4.20)

Less Distributions:
Dividends from Net Investment Income	(0.06)	(0.24)	0.00	0.00	0.00
Distributions from Net Realized Gains	(1.40)	(0.97)	0.00	0.00	(0.85)

Total Distributions	(1.46)	(1.21)	0.00	0.00	(0.85)

Net Asset Value, End of Period	$17.23	$20.07	$16.52	$16.18	$16.96

Total Return	(6.88%)	28.93%	2.10%	(4.60%)	(18.90%)

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$32,279	$43,960	$26,947	$39,310	$62,862

Ratio of Total Expenses to Average Net Assets	1.29%	1.24%	1.64%	1.39%	1.20%

Ratio of Net Investment Income (Loss)
To Average Net Assets	0.25%	1.32%	(0.32%)	(0.39%)	(0.45%)

Portfolio Turnover Rate	32%	37%	16%	6%	19%

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	BERWYN INCOME FUND
	YEAR ENDED
	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net Asset Value, Beginning of Period	$10.32	$9.76	$10.00	$10.72	$12.51

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.62	0.74	0.83	0.91	0.90
Net Realized and Unrealized Gains
(Losses) on Securities	0.33	0.60	(0.25)	(0.81)	(1.44)

Total Income (Loss)from Investment Operations	0.95	1.34	0.58	0.10	(0.54)

Less Distributions:
From Net Investment Income	(0.63)	(0.78)	(0.82)	(0.82)	(0.92)
From Net Realized Gains	0.00	0.00	0.00	0.00	(0.15)
From Capital	0.00	0.00	0.00	0.00	(0.18)

Total Distributions	(0.63)	(0.78)	(0.82)	(0.82)	(1.25)

Net Asset Value, End of Period	$10.64	$10.32	$9.76	$10.00	$10.72

Total Return	9.38%	14.12%	6.05%	0.83%	(4.57%)

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$79,146	$48,341	$42,010	$57,341	$103,624

Ratio of Total Expenses to Average Net Assets	0.71%	0.69%	0.94%	0.77%	0.66%

Ratio of Net Investment Income (Loss)
To Average Net Assets	6.16%	7.91%	7.97%	6.92%	6.27%

Portfolio Turnover Rate	39%	50%	12%	7%	31%

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

BERWYN CORNERSTONE FUND
	5/01/02*
	THROUGH
	12/31/02

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.02)
Net Realized and Unrealized Gains (Losses)
on Securities	(0.09)	#

Total Income (Loss) from Investment Operations

Less Distributions:
Dividends from Net Investment Income	0.00
Distributions from Net Realized Gains	0.00

Total Distributions	0.00

Net Asset Value, End of Period	$9.89

Total Return	(1.10%)

Ratios/Supplemental Data:
Net Assets, End of Period	$540,064

Ratio of Total Expenses to Average Net Assets	39.09%	**

Ratio of Net Expenses to Average Net Assets	1.62%	**+

Ratio of Net Investment Income (Loss)
to Average Net Assets	(38.30%)	**

Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.83%)	**+

Portfolio Turnover Rate	18%

* Inception
** Annualized
+ After payment of expenses by the Advisor and waiver of the investment advisory fee (as noted in the
Statement of Operations).
# Includes the effect of the timing of capital share transactions.
The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2002

Number of
Shares	COMMON STOCKS - 103.6%	Value*

	AEROSPACE / DEFENSE - 2.6%
54,141	Ducommun Inc. +	$858,135

	CHEMICALS - 2.0%
60,000	IMC Global, Inc.	640,200

	COMMERCIAL PRINTING - 8.2%
37,200	Courier Corp.	1,676,232
82,400	Ennis Business Forms, Inc.	957,488
		2,633,720
	COMPUTER & PERIPHERALS - 4.1%
30,855	Data I/O Corp. +	27,770
107,652	Printronix, Inc. +	1,286,441
		1,314,211
	CONSUMER PRODUCTS - 2.5%
54,400	Tupperware Corp.	820,352

	ELECTRONIC PRODUCTS - 2.9%
40,400	Barnes Group, Inc.	822,140
67,041	Wells-Gardner Electronics Corp. +	110,838
		932,978
	FOOD PRODUCTS - 3.8%
37,700	Dole Food Co.	1,228,530

	FOREST & PAPER PRODUCTS - 2.4%
33,000	Greif Brothers Corp.	785,400

	FURNITURE MANUFACTURING - 3.3%
44,323	La-Z-Boy, Inc.	1,062,865

	HEALTH CARE - 2.4%
40,600	Rehabcare Group, Inc. +	774,648

	INSURANCE - 2.1%
100,800	FPIC Insurance Group, Inc. +	695,520

	MACHINERY MANUFACTURING - 2.9%
53,250	Hardinge, Inc.	412,687
46,244	Terex Corp. +	515,158
		927,845

The accompanying notes are an integral part of these financial statements.
BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2002

Number of
Shares	COMMON STOCKS (Continued)	Value*

	MANUFACTURED HOUSING - 4.4%
73,700	Drew Industries, Inc. +	$1,182,885
35,000	Patrick Industries, Inc.	227,500
		1,410,385
	MEDICAL PRODUCTS & SERVICES - 3.1%
161,776	Quidel Corp. +	558,127
107,200	Theragenics Corp. +	432,016
		990,143
	METALS & MINING - 9.3%
32,400	Impala Platinum Holdings Ltd. - SP ADR	1,028,956
169,150	Westmoreland Coal Co. +**	1,987,513
		3,016,469
	OIL & GAS EXPLORATION & PRODUCTION - 7.8%
67,500	Berry Petroleum Co.	1,150,875
104,400	Callon Petroleum Co. +	349,740
88,600	Southwestern Energy Co. +	1,014,470
		2,515,085
	OIL REFINING - 3.0%
55,844	Frontier Oil Corp.	961,634

	PHARMACEUTICALS - 2.7%
36,000	Cima Labs Inc.	870,840

	PRECISION INSTRUMENTS - 5.5%
43,870	Esterline Technology Corp. +	775,183
99,100	MTS Systems Corp.	987,036
		1,762,219
	REAL ESTATE INVESTMENT TRUSTS - 2.8%
151,100	Equity Inns, Inc.	909,622

	RESTAURANTS - 2.6%
35,300	IHOP Corp. +	847,200

	RETAIL INDUSTRY - 6.7%
51,200	Blair Corp.	1,193,984
18,600	Payless Shoesource Inc. +	957,342
		2,151,326
	STEEL AND STEEL PRODUCTS - 1.4%
37,500	Carpenter Technology, Inc.	466,875

The accompanying notes are an integral part of these financial statements.
BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2002

Number of
Shares	COMMON STOCKS (Continued)	Value*

	TELECOMMUNICATIONS EQUIPMENT - 3.7%
36,200	Adtran, Inc. +	$1,189,894

	TELECOMMUNICATIONS SERVICES - 0.6%
30,200	Metro One Telecommunications +	194,488

	TEXTILES - 2.0%
172,649	Dixie Group, Inc. +	645,707

	TRANSPORTATION - 3.1%
39,800	Yellow Corp. +	1,002,602

	UTILITIES - 2.7%
34,100	Wisconsin Energy Corp.	859,320

	WHOLESALE DISTRIBUTION - 3.0%
83,800	Handleman Corp. +	963,700

TOTAL COMMON STOCKS (Cost $27,998,440)		33,431,913

Face
Amount	CORPORATE BONDS - 0.0%	Value*
$250,000	Campbell Resources, Inc. 7.5% CV 07/20/04	16,000

TOTAL CORPORATE BONDS (Cost $250,000)		16,000

Number of
Shares	SHORT-TERM INVESTMENTS - 0.4%	Value*
72,111	Blackrock Provident Institutional Temp Cash Fund	72,111
72,111	Blackrock Provident Institutional Federal Fund	72,111

TOTAL SHORT-TERM INVESTMENTS (Cost $144,222)		144,222

TOTAL INVESTMENTS (Cost $28,392,662)		33,592,135

OTHER LIABILITIES IN EXCESS OF ASSETS - (4.0%)		(1,313,032)

NET ASSETS - 100%		$32,279,103

*	See Note 2 to the Financial Statements.
+	Non-Income Producing Security
CV	Convertible Security
SP ADR	American Depositary Receipt sponsored by a U.S. depositary bank.

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2002

Number of
Shares	COMMON STOCKS - 22.1%	Value*

	BANKING - 1.7%
12,000	Amsouth Bancorporation	$230,400
93,300	First Commonwealth Financial of Pennsylvania	1,072,950
		1,303,350
	COMMERCIAL PRINTING - 1.1%
72,300	Ennis Business Forms, Inc.	840,126

	FOOD PRODUCTS - 0.8%
54,900	Lance Inc.	645,075

	FOREST & PAPER PRODUCTS - 0.2%
7,800	Greif Brothers Corp.	185,640

	MACHINERY MANUFACTURING - 0.4%
36,700	Hardinge, Inc.	284,425

	MANUFACTURED HOUSING - 0.1%
17,500	Patrick Industries, Inc.	113,750

	METAL FABRICATION - 0.9%
47,000	Olin Corp.	730,850

	METALS & MINING - 2.0%
49,832	Impala Platinum Holdings Ltd. - SP ADR	1,582,560

	OIL & GAS EXPLORATION & PRODUCTION - 0.6%
29,700	Berry Petroleum Co.	506,385

	REAL ESTATE INVESTMENT TRUSTS - 5.2%
20,400	First Industrial Realty Trust, Inc.	571,200
2,000	Highwoods Properties, Inc.	44,200
29,650	Hospitality Properties Trust	1,043,680
52,000	Mid-America Apartment Communities, Inc.	1,271,400
56,200	Town & Country Trust	1,185,820
		4,116,300

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2002

Number of
Shares	COMMON STOCKS (Continued)	Value*

	UTILITIES - 9.1%
45,900	Atmos Energy Corp.	$1,070,388
17,000	Cinergy Corporation	573,240
24,900	Cleco Corporation	348,600
16,000	Hawaiian Electric Industries	703,680
46,600	Laclede Gas Co.	1,127,720
51,000	Puget Energy, Inc.	1,124,550
49,600	Sempra Energy	1,173,040
43,000	Wisconsin Energy Corp.	1,083,600
		7,204,818

TOTAL COMMON STOCKS (Cost $15,378,406)		17,513,279

Number of
Shares	PREFERRED STOCKS - 5.7%	Value*

	METALS & MINING INDUSTRY - 1.0%
32,200	Placer Dome Inc. PFD A	812,728

	OIL & GAS EXPLORATION & PRODUCTION - 0.9%
37,365	Callon Petroleum Co. PFD A CV	691,252

	REAL ESTATE INVESTMENT TRUSTS - 2.1%
46,300	Highwoods Properties, Inc. PFD B	1,064,900
24,800	Prologis Trust PFD D	621,240
		1,686,140
	TELECOMMUNICATIONS - 1.7%
51,900	Telephone and Data Systems PFD A	1,297,500

TOTAL PREFERRED STOCKS (Cost $4,580,051)		4,487,620

Face
Amount	CORPORATE BONDS - 67.5%	Value*

	AUTO & AUTOMOTIVE PARTS - 1.4%
$ 1,000,000	Daimler Chrysler AG 7.75% 01/18/11	1,142,405

	CHEMICALS - 2.5%
2,000,000	Union Carbide Corp. 6.70% 01/01/09	2,000,000

	CONSUMER PRODUCTS - 2.5%
2,000,000	Hasbro Inc. 8.50% 03/15/06	2,040,000
The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2002

Face
Amount	CORPORATE BONDS (Continued)	Value*

	DIVERSIFIED MANUFACTURING - 1.9%
$ 1,500,000	Goodyear Tire and Rubber, Inc. 8.125% 03/15/03	$1,500,833

	ELECTRICAL EQUIPMENT - 1.5%
1,200,000	Thomas and Betts Corp. 8.25% 01/15/04	1,193,383

	ELECTRONICS - 3.9%
1,500,000	Avnet, Inc. 8.20% 10/17/03	1,497,186
650,000	Cypress Semiconductor, Inc. CV 4.00% 02/01/05	541,125
1,347,000	Trans-Lux Corp. 7.50% CV 12/01/06	1,027,087
		3,065,398
	FINANCE - 6.3%
130,000	CIT Group Holdings, Inc. 5.875% 10/15/08	133,835
2,000,000	CIT Group Holdings, Inc. 6.875% 11/01/09	2,151,304
215,000	General Motors Acceptance Corp. 6.00% 04/01/11	206,561
2,000,000	General Motors Acceptance Corp. 6.125% 08/28/07	2,023,738
500,000	General Motors Acceptance Corp. 7.25% 03/02/11	509,516
		5,024,954
	FOREST & PAPER PRODUCTS - 1.9%
500,000	Georgia Pacific Group 7.50% 05/15/06	475,000
1,200,000	Georgia Pacific Group 7.70% 06/15/15	1,020,000
		1,495,000
	HOTEL & GAMING - 3.6%
336,000	Hilton Hotels Corp. CV 5.00% 5/15/06	321,720
1,500,000	Hilton Hotels Corp. 7.625% 12/1/12	1,514,778
1,000,000	Mirage Resorts, Inc. 6.75% 08/01/07	1,014,641
		2,851,139
	INFORMATION SERVICES - 2.5%
2,000,000	Equifax Inc. 6.90% 07/01/28	1,953,146

	INSURANCE - 4.8%
2,000,000	CNA Financial Corp. 6.25% 11/15/03	1,992,818
1,670,000	Metlife Inc. 5.25% 12/01/06	1,780,454
		3,773,272
	MANUFACTURED HOUSING - 2.7%
2,000,000	Pulte Homes Inc. 7.625% 10/15/17	2,106,376

	MEDICAL PRODUCTS & SERVICES - 3.4%
2,126,000	Bausch & Lomb Inc. 7.125% 08/01/28	1,767,739
1,000,000	Omnicare, Inc. CV 5% 12/01/07	953,750
		2,721,489

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2002

Face
Amount	CORPORATE BONDS (Continued)	Value*

	METAL FABRICATION - 2.8%
$ 2,000,000	Alcoa, Inc. 6.00% 01/15/12	$2,201,780

	METALS AND MINING - 2.0%
500,000	Campbell Resources, Inc. 7.50% CV 07/20/04	32,000
1,500,000	Cyprus Amax Minerals Co. 7.375% 05/15/07	1,516,154
		1,548,154
	OIL & GAS EXPLORATION & PRODUCTION - 3.7%
1,500,000	Ashland Oil, Inc. 8.23% 02/26/07	1,601,788
304,000	Callon Petroleum Co. 10.25% 09/15/04	261,440
1,000,000	Phillips Petroleum Co. 7.125% 03/15/28	1,062,867
		2,926,095
	TELECOMMUNICATIONS - 7.3%
743,000	AT&T Corp. 6.375% 03/15/04	761,575
251,000	AT&T Corp. 7.75% 03/01/07	276,434
750,000	GTE Corp. 7.51% 04/01/09	851,901
825,000	Sprint Capital Corp. 6.125% 11/15/08	750,750
1,000,000	Sprint Capital Corp. 7.625% 01/30/11	950,000
2,000,000	Verizon Communications, Inc. 6.36% 04/15/06	2,159,776
		5,750,436
	TOBACCO - 1.2%
950,000	Standard Commercial Corp. 7.25% CV 03/31/07	927,439

	TRANSPORTATION - 3.0%
113,000	AMR Corp. 9.00% 09/15/16	54,240
1,255,000	Grupo Transportacion Maritima SA 10.00% 11/15/06	778,100
1,500,000	Southwest Airlines, Inc. 6.5% 03/01/12	1,564,957
		2,397,297
	UTILITIES - 8.6%
1,000,000	Consolidated Edison Inc. 6.25% 02/01/08	1,126,355
1,000,000	Constellation Energy Group 7.00% 04/01/12	1,051,007
2,000,000	Duke Energy Corp. 6.25% 01/15/12	2,087,340
800,000	FPL Group Capital, Inc. 6.125% 05/15/07	864,538
125,000	PSEG Power, Inc. 7.75% 04/15/11	132,596
1,500,000	PSI Energy Co. 6.52% 03/15/09	1,572,405
		6,834,241

TOTAL CORPORATE BONDS (Cost $52,683,647)		53,452,837

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2002

Number of
Shares	SHORT-TERM INVESTMENTS - 3.3%	Value*
1,287,436	Blackrock Provident Institutional Temp Cash Fund	$1,287,436
1,287,436	Blackrock Provident Institutional Federal Fund	1,287,436

TOTAL SHORT-TERM INVESTMENTS (Cost $2,574,872)		2,574,872

TOTAL INVESTMENTS (Cost $75,216,976)		78,028,608

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		1,116,941

NET ASSETS - 100%		$79,145,549

*	See Note 2 to the Financial Statements.
CV	Convertible Security
PFD	Preferred Stock
SP ADR	American Depositary Receipt sponsored by a U.S. depositary bank.

The accompanying notes are an integral part of these financial statements.

BERWYN CORNERSTONE FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2002

Number of
Shares	COMMON STOCKS - 22.0%	Value*

	CONSUMER PRODUCTS - 6.2%
1,600	Panamerican Beverages, Inc.	$33,248

	ENERGY - 3.5%
500	Noble Energy, Inc.	18,775

	FINANCIAL SERVICES - 3.3%
700	CNA Financial Corp.+	17,920

	INFORMATION TECHNOLOGY - 2.8%
850	Unisys Corp.+	8,415
600	Vishay Intertech, Inc.+	6,708
		15,123
	TELECOMMUNICATIONS - 4.0%
570	AT&T Corp.	14,883
274	Comcast Corp.+	6,455
		21,338
	UTILITIES - 2.2%
200	FPL Group, Inc.	12,026

TOTAL COMMON STOCKS (Cost $107,641)		118,430

Number of
Shares	SHORT-TERM INVESTMENTS - 9.9%	Value*
26,777	Blackrock Provident Institutional Temp Cash Fund	26,777
26,777	Blackrock Provident Institutional Federal Fund	26,777

TOTAL SHORT-TERM INVESTMENTS (Cost $53,554)		53,554

TOTAL INVESTMENTS (Cost $161,195)		171,984

OTHER ASSETS IN EXCESS OF LIABILITIES - 68.1%		368,080

NET ASSETS - 100%		$540,064

* See Note 2 to the Financial Statements
+ Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

BERWYN FUNDS - NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 2002

NOTE 1 - ORGANIZATION
The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company.

Berwyn Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Income Fund is a portfolio series of The Berwyn Funds. The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the issuers' ability to meet these obligations may be affected by economic developments in their respective industries. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Cornerstone Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies and distribute substantially all of their taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: For financial statement and reporting purposes, securities transactions are recorded on the trade date of purchase or sale. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay The Killen Group, Inc. (the "Investment Advisor") an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0% of their average daily net assets, respectively. The Investment Advisor will only collect its fee from the Berwyn Cornerstone Fund when such action does not cause the Berwyn Cornerstone Fund's expense ratio to exceed 2% of its average net assets. Additionally, the Investment Advisor has agreed to pay the operational expenses of the Berwyn Cornerstone Fund that exceed 2% of its average net assets, until such time that the Advisor determines that Berwyn Cornerstone Fund has sufficient assets to pay its expenses and maintain an expense ratio of 2% or less. The Advisor has also agreed to bear the expenses incurred in the initial organization and offering of the Berwyn Cornerstone Fund; during 2002, organization and offering costs were $4,590.

The Investment Advisor and the Directors and Officers of the Investment Advisor, together with their families, owned 383,121 shares, 201,550 shares and 29,222 shares of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively at December 31, 2002.

During the period ended December 31, 2002, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid $103,641, $72,152 and $1,110, respectively, in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Advisor, to execute certain portfolio transactions.

NOTE 4 - FEDERAL INCOME TAXES

The Funds distribute substantially annually all of their net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

Unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2002 are summarized below:

Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund
Appreciated Securities: $10,156,556 $ 5,495,501 $ 15,640
Depreciated Securities: 4,957,083 2,531,777 4,851
Net Unrealized Appreciation: $ 5,199,473 $ 2,963,624 $ 10,789

Cost of securities owned by Berwyn Income Fund at December 31, 2002 for Federal income tax purposes was $75,064,984

For Berwyn Income Fund, realized losses for the year ended December 31, 2002 were $23,417 less for tax purposes than the net realized loss from sales of investment securities reported in the accompanying statement of operations due to the tax rules for recording gains and losses on certain discount bonds. This permanent difference has been reclassified from accumulated net realized loss to paid-in capital in the accompanying statement of assets and liabilities.

Also for Berwyn Income Fund, at December 31, 2002, the Fund had ordinary income distributable to shareholders of approximately $144,521 which is lower than the undistributed net investment income in the accompanying statement of assets and liabilities due to timing differences in the recognition of income on certain discount bonds.

For Berwyn Fund in 2002, distributions to shareholders from realized gains from sales of investments were long-term realized gains of $2,510,181. For Berwyn Fund in 2001, distributions to shareholders from realized gains from sales of investments included long-term realized gains of $1,895,486 and short-term realized gains of $138,234. Short-term realized gains are treated as ordinary income for Federal income tax purposes.

At December 31, 2002, Berwyn Income Fund had a capital loss carryforward of approximately $15,400,000 available to offset capital gains of $3,000,000 through 2007, $6,600,000 through 2008 and $5,800,000 through 2009. At December 31, 2002, Berwyn Cornerstone Fund had a capital loss carryforward of approximately $1,300 available through 2010. Gains offset will not be distributed to shareholders.

NOTE 5 - SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government securities and temporary cash investments, during the period ended December 31, 2002 are summarized below:

May 1, 2002 through
Year Ended December 31, 2002 December 31, 2002
Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund
Purchases: $12,558,998 $48,587,909 $118,035
Sales: $15,479,045 $21,792,024 $ 9,021

TRUSTEES OF THE BERWYN FUNDS
Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares of The Berwyn Funds Owned as of 12/31/02
Interested Trustee
Robert E. Killen (62) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of Westmoreland Coal Co. (a mining company) since July 1996. Director and shareholder, Berwyn Financial Services Corp. ("BFS"), a financial services company (registered as a broker-dealer with the SEC since December 1993 and a member of the National Association of Securities Dealers, Inc. (the "NASD") since July 1994) since October 1991. President and Director of Berwyn Income Fund, Inc. ("BIF") and The Berwyn Fund, Inc. ("TBF"), predecessors of the Series of the Trust (both registered investment companies managed by the adviser), from December, 1986 to April 1999 and from February 1983 to April 1999, respectively. Chairman, Chief Executive Officer and sole shareholder of the The Killen Group, Inc. (an investment advisory firm) since April 1996. President, Treasurer, Director and sole shareholder of the The Killen Group, Inc. from September 1982 to March 1996.

Over $100,000 BF Over $100,000 BIF Over $100,000 BCF
Non-Interested Trustees
Denis P. Conlon (55) Trustee 1199 Lancaster Ave. Berwyn, PA	Director of BIF and TBF from June 1992 to April 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	Over $100,000 BF $10,000 - $50,000 BIF $0 BCF
Deborah D. Dorsi (47) Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of BIF and TBF from April 1998 to April 1999. Retired industry executive since 1994. Director, Worldwide Customer Support, Kulicke & Soffa Industries, Inc. (Semi Conductor Equipment Manufacturer) from 1993-1994

$10,001- $50,000 BF $0 - $10,000 BIF $0 BCF